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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 26, 1997
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)

                          SAINT ANDREWS GOLF CORPORATION
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter

         Nevada                    0-24970                88-0203976
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

                  5325 South Valley View Boulevard, Suite 10
                           Las Vegas, Nevada  89118
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                (702) 798-7777
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On February 26, 1997, Saint Andrews Golf Corporation (the "Company") and its majority shareholder Las Vegas Discount Golf & Tennis, Inc. ("Parent" or LVDG") sold certain of their assets, and transferred certain liabilities to an unrelated entity ("Buyer") in a transaction pursuant to the Agreement for the Purchase and Sale of Assets (see Exhibit 10). In particular, the Company's Parent sold all of its interest in three company-owned "Las Vegas Discount Golf & Tennis" retail stores located in the Los Angeles, California metropolitan area including inventory, fixtures and other property, and certain inventory and assets at its headquarters relating to its business of selling golf and tennis equipment on a wholesale basis to franchisees of the Company. The Company sold all of its interest in its business of franchising "Las Vegas Discount Golf & Tennis" retail stores, including its rights under agreements with franchisees, the right to franchise such stores, and the rights to related trade names and marks. The Buyer also assumed certain trade payables of the two companies.

     In connection with the sale of the above-described assets, the Company and its Parent agreed not to compete with the Buyer in the golf equipment business except that the Company is permitted to sell golf equipment at SportPark and driving range facilities which it may operate. In addition, the Buyer granted to Boreta Enterprises, Ltd., a limited partnership owned by Ron Boreta, the Company's President, Vaso Boreta, the President of the Company's Parent, and John Boreta, a principal shareholder of the Company's Parent, the right to operate "Las Vegas Discount Golf & Tennis" stores in southern Nevada, except for Summerlin, Nevada.

     The total purchase price for the transaction was $5,354,287.25 of which $4,600,000 was paid in cash, $203,701.62 was paid with a short-term promisory note, $200,000 was placed in escrow pending the accounting of inventory and trade payables, $200,000 was placed in escrow for two years to cover potential indemnification obligations, $60,475 was withheld for sales taxes, and $29,635.63 was withheld for accrued vacation liabilities. Of the total purchase price, $2,603,787.25 was allocated to the Parent and $2,750,500 was allocated to the Company.

     As a result of the sale of assets, the Company's business now consists of developing its All American SportPark program and building its first SportPark in Las Vegas, Nevada.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma financial statements are filed herewith:

           Introduction to Pro Forma Condensed Financial Statements       F-1

           Pro Forma Condensed Consolidated Balance Sheet as of
           September 30, 1996                                             F-2

           Pro Forma Condensed Consolidated Statement of Operation
           for the Nine Month Period Ended September 30, 1996             F-3

           Pro Forma Condensed Consolidated Statement of Operation
           for the Twelve Month Period Ended December 31, 1995            F-3

           Notes to Pro Forma Condensed Consolidated Financial
           Statements                                                     F-4

     (c)  EXHIBITS.  The following exhibits are filed herewith:

EXHIBIT
NUMBER     DESCRIPTION

  10       Agreement for the Purchase and Sale of Assets

  10.1 Amendment dated February 26, 1997, to the Agreement for the Purchase and Sale of Assets
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                    SAINT ANDREWS GOLF CORPORATION
        PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

The accompanying pro forma condensed financial statements present pro forma financial information for Saint Andrews Golf Corporation ("SAGC") on a consolidated basis giving effect to the February 26, 1997 sale of its franchise business segment, and transfer of certain liabilities, to an unrelated buyer in a transaction pursuant to the "Agreement for the Purchase and Sale of Assets" previously described.

The accompanying pro forma condensed consolidated balance sheet as of September 30, 1996 is presented on the assumption that the transaction occurred as of that date.

The accompanying pro forma condensed consolidated statements of operations cover the year ended December 31, 1995 and the nine month period ended September 30, 1996 for SAGC. Both statements of operations have been presented on the assumption that the disposition occurred at the beginning of the earliest period presented.

The pro forma condensed consolidated financial statements are not necessarily indicative of the results that will be achieved for future periods as a result of the disposition of the franchise business segment by SAGC as previously described. These pro forma financial statements and the related notes thereto should be read in conjunction with the historical financial statements of SAGC.
                                 F-1
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                    SAINT ANDREWS GOLF CORPORATION

            Pro Forma Condensed Consolidated Balance Sheet
                       As of September 30, 1996
                            (in thousands)
                                                                  Pro Forma
                                   September 30,  Pro Forma      September 30,
                                       1996      Adjustments Ref     1996
                                   ------------  ----------- --- -----------
Cash and cash equivalents            $  3,351      $  2,473   1   $  5,824
Restricted cash in escrow and note
  from sale of business segment             -           277   1        277
Accounts receivable from
  franchises, net                         283          (283)  1          -
Lease termination receivable            3,123             -          3,123
Other current assets                       36             -             36

    Total current assets                6,793         2,467          9,260

Other assets                            1,579          (153)  1      1,426

    Total assets                     $  8,372      $  2,314       $ 10,686

Accounts payable and accrued
  expenses                           $    677      $      -       $    677
Current taxes payable                      -            842   1        842
Deferred franchise fees                   183           (91)  1         92
Other current liabilities                 462             -            462

    Total current liabilities           1,322           (91)         2,073

Deferred income                            98             -             98

    Total liabilities                   1,420           (91)         2,171

Stockholders' equity                    6,952         1,563   1      8,515

    Total liabilities and equity     $  8,372     $   2,314       $ 10,686

The accompanying notes are an integral part of this pro forma condensed consolidated balance sheet.
                               F-2
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                    SAINT ANDREWS GOLF CORPORATION

       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATION
          FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1996
                            (in thousands)
                                                                  Pro Forma
                                   September 30,  Pro Forma      September 30,
                                       1996      Adjustments Ref     1996
                                   ------------  ----------- --- ------------
Franchise fees                       $    160     $   (160)   2    $      -
Royalties                                 903         (903)   2           -
Other                                     166         (136)   2          30
    Total revenues                      1,229       (1,199)              30

Cost of sales                             134         (134)   2
Selling, general and administrative     1,412         (706)   2         706
SportsPark development costs              207            -              207
    Total expenses                      1,753         (840)             913

Income (loss) before provision for
  income taxes                           (524)         359    2        (883)
Provision (benefit) for income taxes        -            -                -
Net income (loss)                    $   (524)    $    359         $   (883)

Loss per share                         ($0.17)                       ($0.29)
Weighted average shares             3,000,000                     3,000,000

       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATION
         FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 1995
                            (in thousands)
                                                                  Pro Forma
                                   September 30,  Pro Forma      September 30,
                                       1996      Adjustments Ref     1996
                                   ------------  ----------- --- ------------
Franchise fees                      $    245      $    (245)  2    $     -
Royalties                              1,209         (1,209)  2          -
Other                                    176            (84)  2         92
    Total revenues                     1,630         (1,538)            92
Cost of sales                             58            (58)  2          -
Selling, general and administrative    1,781           (891)  2        890
SportsPark development costs             108              -            108
    Total expenses                     1,947           (949)           998

Income (loss) before provision for
  income taxes                          (317)           589   2       (906)
Provision (benefit) for income taxes       -              -              -
Net income (loss)                    $  (317)     $     589       $   (906)

Loss per share                        ($0.11)                       ($0.30)
Weighted average shares            3,000,000                     3,000,000

The accompanying notes are an integral part of these pro forma condensed consolidated statements of operations.
                                 F-3
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                   SAINT ANDREWS GOLF CORPORATION
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                         SEPTEMBER 30, 1996

1. This adjustment reflects the proceeds received by SAGC resulting from the sale of its franchise business segment as well as the assignment of certain liabilities to the Buyer. The total proceeds received, including the assignment of liabilities, was $2,841,000 while the business segment assets disposed of totaled $ 436,000, resulting in an estimated gain of $1,563,00, net of applicable income taxes of $842,000.

2. This adjustment reflects the elimination of the revenues and costs associated with the disposition of assets related to the Company's franchise business. The entry also records management's estimate of the reduction in specific costs related to the franchise business segment included in selling, general and administrative costs. The estimated gain to be recognized on the disposition transaction has been excluded from the pro forma condensed consolidated statements of operations.
                                 F-4
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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  SAINT ANDREWS GOLF CORPORATION

Dated: March 13, 1997             By:/s/ Ronald S. Boreta
                                     Ronald S. Boreta, President